UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                               SEA CONTAINERS LTD.
             (Exact name of registrant as specified in its charter)

               Bermuda                  1-7560               98-0038412
           (State or other           (Commission            (IRS Employer
   jurisdiction of incorporation)    File Number)        Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
               Registrant's telephone number, including area code:

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard; Transfer of Listing

         In late March, Sea Containers notified the New York Stock Exchange (the "NYSE") that the filing of its 2005 Form 10-K would be delayed. Because of this delay, Sea Containers is not in compliance with the standards for continued listing on the NYSE. Sea Containers received a letter from the NYSE dated April 3, 2006 stating that, as provided in its rules, the NYSE will monitor Sea Containers and the status of its delayed Form 10-K filing, and if the Form 10-K has not been filed within six months of its March 31, 2006 filing due date, the NYSE may, in it sole discretion, allow Sea Containers' shares to trade for an additional six months. If the NYSE determines that an additional trading period of up to six months is not appropriate, suspension and delisting procedures will be commenced. If the NYSE determines that an additional trading period of up to six months is appropriate and Sea Containers fails to file its annual report by the end of that additional period, suspension and delisting procedures will generally commence. The procedures provide that the NYSE may commence delisting proceedings at any time. Until Sea Containers is current with its SEC filing requirements, its shares will be identified with an "LF" indicator on the NYSE's consolidated tape. Sea Containers is working to complete its 2005 Form 10-K and expects to file it within the six-month period.

Item 8.01. Other Events.

         On May 1, 2006, Sea Containers Ltd. issued a news release regarding a further delay in the filing of its Annual Report on Form 10-K for 2005.

Item 9.01. Financial Statements and Exhibits

           (d)    Exhibit

                  99     Press Release dated May 1, 2006.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEA CONTAINERS LTD.


                                        By:  /s/ Edwin S. Hetherington
                                             -------------------------
                                             Edwin S. Hetherington
                                             Vice President, General Counsel and
                                             Secretary
Date: May 1, 2006












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                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          --------------------------------

  99             Press Release dated May 1, 2006.











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